                                                                   EXHIBIT 10.28

                              HOMEGROCER.COM, INC.

                           1999 STOCK INCENTIVE PLAN
                           -------------------------

                              SECTION I.  PURPOSE

     Purposes of the Plan.  The purpose of the HomeGrocer.com, Inc. 1999 Stock
     --------------------
Incentive Plan is to enhance the Company's long-term shareholder value by offering opportunities to employees, directors, officers, consultants and advisors of the Company and its affiliates to participate in the Company's growth and success and to acquire and maintain stock ownership in the Company. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Purchase Rights, Stock Appreciation Rights and Stock Units.

                            SECTION 2. DEFINITIONS

     For purposes of the Plan, the following terms shall be defined as set forth below:

2.1  "Administrator" means the Board or any of its Committees designated
      -------------
pursuant to Section 4.1 of the Plan.

2.2  "Affiliate" means an entity other than a Subsidiary (as defined below) in
      ---------
which the Company owns an equity interest.

2.3  "Applicable Laws" means the legal requirements relating to the
      ---------------
administration of stock option and restricted stock purchase plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

2.4  "Award" means a grant of an Option, Stock Purchase Right, Stock
      -----
Appreciation Right or Stock Unit under the Plan. Any Award under the Plan may include one of these elements or a combination of several elements.

2.5  "Award Agreement" means a written agreement between a recipient of a Stock
      ---------------
Appreciation Right or Stock Unit Award under the Plan and the Company reflecting the terms of the Stock Appreciation Right or Stock Unit Award, and includes any documents attached to such Award Agreement, including, but not limited to, a notice of grant and a form of exercise notice.

2.6  "Board" means the Board of Directors of the Company.
      -----

2.7  "Change in Control" means (a) a sale of all or substantially all of the
      -----------------
Company's assets, or (b) a merger, consolidation or other capital reorganization of the Company with or into another corporation where the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction do not immediately after such transaction continue to hold (either by the voting securities remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, or (c) a change in the composition of the Board such that during any consecutive two (2) year period persons who constitute the Board at the beginning of such period (or who were appointed or approved by a majority of the Board in place at the beginning of such period) cease to constitute at least 50% of the Board.

2.8   "Code" means the Internal Revenue Code of 1986, as amended.
       ----

2.9   "Committee" means one or more committees or subcommittees of the Board
       ---------
appointed to administer the Plan in accordance with Section 4 below.

2.10  "Common Stock" means the Common Stock of the Company.
       ------------

2.11  "Company" means HomeGrocer.com, Inc., a Delaware corporation.
       -------

2.12  "Consultant" means any person, including an advisor, agent or independent
       ----------
contractor, who renders services to the Company, or any Parent, Subsidiary or Affiliate other than in the capacity of an Employee, including any director of the Company, whether compensated for such services or not.

2.13  "Continuous Service" means the absence of any interruption or termination
       ------------------
of service as an Employee or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave;
(iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parent(s), Subsidiaries, Affiliates or their respective successors. Unless otherwise determined by the Administrator or the Company, a change in status from a Consultant to an Employee will not constitute an interruption of Continuous Service. The Administrator shall determine whether a change in status from an Employee to a Consultant shall constitute an interruption of Continuous Service.

2.14  "Corporate Transaction" means a sale of all or substantially all of the
       ---------------------
Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

2.15  "Director" means a member of the Board.
       --------

2.16  "Disability" means total and permanent disability within the meaning of
       ----------
Section 22(e)(3) of the Code.

2.17  "Employee" means any person (including if appropriate, any Named
       --------
Executive, Officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment by the Company of a director's fee to a director shall not be sufficient to constitute "employment" of such director by the Company.

2.18  "Exchange Act" means the Securities Exchange Act of 1934, as amended.
       ------------

2.19  "Fair Market Value" means, as of any date, the fair market value of Common
       -----------------
Stock determined as follows:

          (a) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for
  ------
such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (b) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

2.20  "Grant Date" means the date the Administrator adopted the granting
       ----------
resolution or a later date designated in a resolution of the Administrator as the date an Award is to be granted. In the case of any grant of an Incentive Stock Option, the Grant Date shall be the later of the date of the granting resolution, the date designation in the granting resolution, or the date of commencement of the Optionee's employment relationship with the Company.

2.21  "Holder" means (i) the person to whom an Award is granted; (ii) for a
       ------
Holder who has died, the personal representative of the Holder's estate, the person(s) to whom the Holder's rights under the Award have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with the terms of an Award Agreement; or (iii) the person(s) to whom an Award has been transferred in accordance with Section 6.2.

2.22  "Incentive Stock Option" means an Option intended to qualify as an
       ----------------------
incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written Option Agreement.

2.23  "Listed Security" means any security of the Company that is listed or
       ---------------
approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

2.24  "Named Executive" means any individual who, on the last day of the
       ---------------
Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

2.25  "Nonstatutory Stock Option" means an Option not intended to qualify as an
       -------------------------
Incentive Stock Option, as designated in the applicable written Option
Agreement.

2.26  "Officer" means a person who is an officer of the Company within the
       -------
meaning of Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder.

2.27  "Option" means a stock option granted pursuant to the Plan. Options
       ------
granted under the Plan may be Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

2.28  "Option Agreement" means a written agreement between an Optionee and the
       ----------------
Company reflecting the terms of an Option granted under the Plan and includes any documents attached to such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

2.29  "Option Exchange Program" means a program whereby outstanding Options are
       -----------------------
exchanged for Options with a lower exercise price.

2.30  "Optioned Stock" means the Common Stock subject to an Option or a Stock
       --------------
Purchase Right.

2.31  "Optionee" means an Employee or Consultant who receives an Option or a
       --------
Stock Purchase Right.

2.32  "Parent" means a "parent corporation," whether now or hereafter existing,
       ------
as defined in Section 424(e) of the Code, or any successor provision.

2.33  "Participant" means any holder of one or more Awards, or the Shares
       -----------
issuable or issued upon exercise of such awards, under the Plan.

2.34  "Plan" means this 1999 Stock Incentive Plan.
       ----

2.35  "Reporting Person" means an Officer, Director, or greater than 10%
       ----------------
stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.36  "Restricted Stock" means shares of Common Stock acquired pursuant to a
       ----------------
grant of a Stock Purchase Right under Section 11 below.

2.37  "Restricted Stock Purchase Agreement" means a written agreement between a
       -----------------------------------
holder of a Stock Purchase Right and the Company reflecting the terms of a Stock Purchase Right granted under the Plan and includes any documents attached to such agreement.

2.38  "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as the
       ----------
same may be amended from time to time, or any successor provision.

2.39  "Share" means a share of the Common Stock, as adjusted in accordance with
       -----
Section 13 of the Plan.

2.40  "Stock Appreciation Right" means a right to receive in cash from the
       ------------------------
Company the difference between an Exercise Price and the Fair Market Value of a designated number of Shares.

2.41  "Stock Exchange" means any stock exchange or consolidated stock price
       --------------
reporting system on which prices for the Common Stock are quoted at any given time.

2.42  "Stock Purchase Right" means the right to purchase Common Stock pursuant
       --------------------
to Section 11 below.

2.43  "Stock Unit"  means an unfunded bookkeeping entry representing the
       ----------
equivalent of one Share.

2.44  "Subsidiary" means a "subsidiary corporation," whether now or hereafter
       ----------
existing, as defined in Section 424(f) of the Code, or any successor provision.

2.45  "Tax Date" for purposes of Section 11 shall mean the date that the amount
       --------
of tax to be withheld is to be determined under the Applicable Laws.

2.46  "Ten Percent Holder" means any person who owns stock representing more
       ------------------
than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or Subsidiary.

                     SECTION 3. STOCK SUBJECT TO THE PLAN

3.1  Authorized Number of Shares.  Subject to adjustment under the provisions
     ---------------------------
of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan pursuant to Options or Stock Purchase Rights or otherwise designated as underlying Stock Appreciation Rights or Stock Units is 12,500,000 Shares of Common Stock, plus an annual increase on the first day of each of the Company's fiscal years beginning in 2001, 2002, 2003, 2004 and 2005 equal to the lesser of (i) 2,500,000 Shares, (ii) two and one-half percent (2.5%) of the Shares outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of Shares as is determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

3.2  Reuse of Shares.  If an Option, Stock Purchase Right, Stock Appreciation
     ---------------
Right or Stock Unit Award should expire or become unexercisable for any reason without having been exercised in full, or if an Option is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock that are retained by the Company upon exercise of an Option or Stock Purchase Right in order to satisfy the exercise or purchase price for such Option or Stock Purchase Right or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan.

                           SECTION 4. ADMINISTRATION

4.1  Plan Administrator.
     ------------------

          (a)  General.  The Plan shall be administered by the Board or a
               -------
Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Optionees and, if permitted by the Applicable Laws, the Board may authorize one or more officers (who may (but need not) be Officers) to grant Awards to Employees and Consultants.

          (b)  Administration With Respect to Reporting Persons.  With respect
               ------------------------------------------------
to Awards granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit such Awards to qualify for the exemption set forth in Rule 16b-3 and to qualify as performance-based compensation under Section 162(m) of the Code.

          (c)  Committee Composition.  If a Committee has been appointed
               ---------------------
pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan pursuant to Section 5(b) above, to the extent permitted or required by Rule 16b-3 and Section 162(m) of the Code.

4.2  Powers of the Administrator.  Subject to the provisions of the Plan and in
     ---------------------------
the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the exclusive authority, in its discretion to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of Shares of Common Stock subject to an Award, the Fair Market Value of Common Stock, all terms, conditions, restrictions and limitations of an Award (including, without limitation, the exercise or purchase price, the exercisability or settlement time, any vesting requirements based on service or performance criteria, and any vesting acceleration or waiver of forfeiture restrictions), and the terms of any instrument that evidences the Award. The Administrator shall also have the exclusive authority, in its discretion, to determine whether and under what circumstances an Award may be settled in cash instead of Common stock, to reduce the exercise price of any Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted, to initiate an Option Exchange Program, and in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Awards to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs. The Administrator may delegate administrative duties to such of the Company's Officers as it so determines.

4.3  Interpretation by the Administrator.  The Administrator shall have
     -----------------------------------
exclusive authority to interpret the Plan and the terms of an Award granted under the Plan, and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected.

                            SECTION 5. ELIGIBILITY

5.1  Recipients of Awards.  Awards may be granted to Employees and Consultants
     --------------------
selected by the Administrator from time to time. Any Participant may, if he or she is otherwise eligible, be granted additional Awards.

5.2  Limitation on Awards.  Subject to adjustment as provided in Section 13 of
     --------------------
the Plan, the maximum number of Shares which may be subject to Awards granted to any one Employee under this Plan for any fiscal year of the Company shall be 2,500,000 Shares.

5.3  No Employment Rights.  The Plan shall not confer upon the holder of any
     --------------------
Award any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such holder's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

                               SECTION 6. AWARDS

6.1  Form and Grant of Awards.  The Administrator shall have the authority, in
     ------------------------
its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonstatutory Stock Options, Stock Purchase Rights, Stock Appreciation Rights and Stock Units. In addition, the provisions of Awards need not be the same with respect to each type of award or with respect to each Participant.

6.2  Assignability of Awards.  No Award granted under the Plan may be assigned,
     -----------------------
transferred, sold, pledged, or disposed of in any manner by the Holder other than by will or by the laws of descent or distribution, provided that, after the date upon which the Common Stock becomes a Listed Security, the Administrator may, in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Nonstatutory Stock options are transferable, (ii) that any Option so assigned or transferred shall be subject to all the same terms and conditions contained in the Option Agreement, and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by a Holder will not constitute a transfer. An Award may be exercised, during the lifetime of a Holder of the Award, only by such Holder or a transferee permitted by this
Section 6.2.

6.3  Acquired Company Awards.  Notwithstanding anything in the Plan to the
     -----------------------
contrary, the Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities (the "Acquired Entities") (or the parent of the Acquired Entity) and the new
      -----------------
Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant
      -----------------------
to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution of or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Administrator without any further action by the Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such Awards shall be deemed to be Participants.

                         SECTION 7. AWARDS OF OPTIONS

7.1  Grant of Options.  The Administrator is authorized under the Plan, in its
     ----------------
sole discretion, to issue Options as Incentive Stock Options or as Nonstatutory Stock Options, provided that Incentive Stock Options may be granted only to Employees of the Company or of a Subsidiary or Parent with respect to the Company. Nonstatutory Stock Options may be awarded to Employees or Consultants as determined by the Administrator. Stock Options may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. The terms and conditions of a Stock Option shall be set forth in an Option Agreement between the Participant and the Company.

7.2  Designation of Type of Option.  Each Option shall be designated in the
     -----------------------------
Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 7.2, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the Grant Date with respect to such Option. An Option that is designated as an Incentive Stock Option that fails to meet the requirements under Code section 422 at the time of grant, or at any later time in connection with a change to the terms of such Option, shall be deemed to be a Nonstatutory Stock Option as of the date such Option fails to meet the requirements under Code section 422.

7.3  Term of Option.  The term of each Option shall be the term stated in the
     --------------
Option Agreement; provided however that the term shall be no more than ten (10) years from the Grant Date thereof and provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the term of the Option shall be no more than five (5) years from the Grant Date thereof.

7.4  Option Exercise Price.
     ---------------------

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option that is:

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the Grant Date.

                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date.

               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator, provided however that the per share exercise price of an Option granted to a Named Executive of the Company shall be no less than 100% of the Fair Market Value per Share on the Grant Date if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to an Acquisition Transaction described in Section 6.2.

7.5  Exercise of Options.
     -------------------

          (a)  Vesting.  An Option granted hereunder shall be exercisable at
               -------
such times and under such conditions as determined by the Administrator and reflected in the Option Agreement (or other documentation provided by the Company), which may include vesting requirements including performance criteria with respect to the Company and/or the Optionee. The Administrator shall have the discretion, after the grant of an Option, to adjust the vesting of an Option held by a Participant as a result in a change in the terms or conditions under which such person is providing services to the Company, or for any other reason. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided however that in the absence of such determination, vesting of Options shall be tolled during any such leave. The Administrator may also determine, at the time of grant of a Stock Option or thereafter, the circumstances under which the Award will become fully vested, including in the event of a Change of Control.

          (b) Exercise Period; Termination of Continuous Service.  The
              --------------------------------------------------
Administrator shall establish and set forth in each instrument that evidences an Option the exercise period for such Option, including whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if an Optionee's Continuous Service is terminated, which provisions may be waived or modified by the Administrator at any time in the Administrator's sole discretion, provided that no Option shall be exercisable later than the expiration of the term of such Option as set forth in the Option Agreement. If not so established in the instrument evidencing the Option or later at the discretion of the Administrator, the Option will be exercisable to the extent the Optionee was entitled to exercise it at the date of such termination for ninety (90) days after the date of termination of Continuous Service and, in the event the termination of Continuous Service was on account of the Optionee's retirement (as of the Optionee's normal retirement date determined by the Administrator from time to time for purposes of the Plan), death or Disability or in the event of death of the Optionee within ninety (90) days of termination of Continuous Service, the Option will be exercisable to the extent the Optionee was entitled to exercise it at the date of such termination for twelve (12) months following the date of termination, provided that no Option shall be exercisable later than the expiration of the term of such Option as set forth in the Option Agreement.

          (c) Expiration of Option.  To the extent the Optionee was not entitled
              --------------------
to exercise the Option at the date of termination of Continuous Service, or does not become entitled to exercise the Option under the terms of the Option Agreement during a period following termination of Continuous Service, or if the Option is not exercised by the Holder to the extent so entitled within the time permitted under the Option Agreement or otherwise by the Administrator, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

          (d) Suspension and Forfeiture of Option Rights upon Termination for
              ---------------------------------------------------------------
Cause.  In the event a Participant is terminated from his or her Continuous
-----
Service by the Company in circumstances that may constitute Cause, such Participant's right to exercise an Option shall be immediately suspended until such time as it is determined by the Administrator, in its sole discretion, whether such circumstances constitute Cause. The Administrator shall notify the Participant, in writing, within ninety (90) days of the termination of the Participant's Continuous Service, of its determination with respect to Cause or of the suspension of its determination until the resolution of any pending mediation, arbitration or litigation with respect to such termination of Participant's Continuous Service, and in the absence of such notice, solely for purposes of this Section 7.5(d), the Administrator shall be deemed to have determined that the Participant was not terminated from his or her Continuous Service for Cause. In the event the Administrator determines that such circumstances constitute Cause, the Administrator shall provide written notice of such determination to the Participant, and all rights of the Participant with respect to the Option shall be immediately forfeited and the Option shall be deemed to have expired on the date of termination of such Participant's Continuous Service. In the event the Administrator determines that such circumstances do not constitute Cause, the Administrator shall provide notice of such determination to Participant and Participant shall have ninety (90) days from the date of such notice to exercise the Option in accordance with Section 7.5(b) above, provided that no Option shall be exercisable later than the expiration of the term of such

Option as set forth in the Option Agreement. For purposes of this Section 7.5(d), "Cause" shall mean (i) the Participant's disclosure or misuse of Company confidential or proprietary information, (ii) the Participant's violation of the Company's policy prohibiting insider trading; (iii) the Participant's violation of Company policies prohibiting discrimination and harrassment or violation of any other Company policy under circumstances in which the Company could be held liable for Participant's actions by a third party; or (iv) any other act of the Participant that is materially damaging to the reputation of the Company.

7.6  Permissible Consideration.  The consideration to be paid for the Shares to
     -------------------------
be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and, in the case of an Incentive Stock Option, shall be determined at the time of grant. Such consideration must be paid in cash or by check or, if the Administrator in its sole discretion determines, either at the time the Option is granted or at any time before it is exercised, a combination of cash and/or check (if any) and one or more of the following alternative forms:

          (a) by tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Common Stock already owned by the Holder for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the date of surrender equal to the aggregate option exercise price; or

          (b) by authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised plus any applicable withholding tax obligations that may arise in connection with the exercise; or

          (c)  if and so long as the Common stock is registered under
Section 12(b) or 12(b) of the Exchange Act, by delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and
(ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board; or

          (d) by tendering such other consideration as the Administrator may permit, including a promissory note delivered pursuant to Section 12.

     In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company, and the Administrator may refuse to accept a particular form of consideration at the time of any Option exercise if, in its sole discretion, acceptance of such form of consideration is determined not in the best interests of the Company at such time.

7.7  Procedure for Exercise of Options.  An Option may not be exercised for a
     ---------------------------------
fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 7.6 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

7.8  Rights as a Shareholder.  Until the issuance (as evidenced by the
     -----------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

7.9  Rule 16b-3.  Options granted to Reporting Persons shall comply with Rule
     ----------
16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

7.10 Buy-Out Provisions.  The Administrator may at any time offer to buy out
     ------------------
for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time such offer is made.

                       SECTION 8. STOCK PURCHASE RIGHTS

8.1  Grant of Stock Purchase Rights.  Stock Purchase Rights may be granted
     ------------------------------
either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, the permissible consideration, the time within which such person must accept such offer, and the restrictions applicable to the Shares purchased under the offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator setting forth the terms and conditions applicable to the Restricted Stock purchased pursuant to the Stock Purchase Right.

8.2  Repurchase Option.  Unless the Administrator determines otherwise, the
     -----------------
Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the termination of the purchaser's Continuous Service. The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original purchase price paid by the purchaser and may be paid by cash, check or cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such time or times as the

Administrator shall determine. The Administrator may also determine, at the time of granting a Stock Purchase Right or thereafter, the circumstances under which the repurchase option will fully lapse, including in the event of a Change of Control.

8.3  Other Provisions.  The Restricted Stock Purchase Agreement shall contain
     ----------------
such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. The Administrator has the authority, it its sole discretion, to waive or modify any terms of the Restricted Stock Purchase Agreement to the extent such waiver or modification does not adversely impact the rights of the purchaser, or otherwise to waive or modify any terms of the Restricted Stock Purchase Agreement with the consent of the purchaser.

8.4  Rights as a Stockholder.  Once the Stock Purchase Right is exercised, the
     -----------------------
purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

8.5  Rule 16b-3.  Stock Purchase Rights granted to Reporting Persons shall
     ----------
comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions, and shall contain such additional conditions or restrictions as may be required under Applicable Laws.

                     SECTION 9. STOCK APPRECIATION RIGHTS

9.1  Grant of Stock Appreciation Rights. The Administrator is authorized under
     ----------------------------------
the Plan, in its sole discretion, to grant Stock Appreciation Rights to Employees and Consultants. Stock Appreciation Rights may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. Such Award may provide that the Stock Appreciation Right will not be exercisable unless the Participant's rights with respect to the related Awards are forfeited. The terms of each grant of a Stock Appreciation Right under the Plan as determined by the Administrator, including the number of shares subject to the Stock Appreciation Right, the exercise price and exercise period and any vesting conditions, shall be set forth in an Award Agreement between the participant and the Company. The Administrator may modify, extend or renew outstanding Stock Appreciation Rights or may cancel or accept the surrender of outstanding Stock Appreciation Rights in return for the grant of new Stock Appreciation Rights at the same or a different price. Any such modification, however, will not alter a Participant's rights or obligations under a Stock Appreciation Right without the consent of the Participant.

9.2  Term of Stock Appreciation Right.  The term of each Stock Appreciation
     --------------------------------
Right shall be the term stated in the Award Agreement; provided however that the term shall be no more than ten (10) years from the Grant Date thereof.

9.3  Stock Appreciation Right Exercise Price.  The Exercise Price for a Stock
     ---------------------------------------
Appreciation Right shall be set forth in the Award Agreement and shall be the base amount that is subtracted from the Fair Market Value of the Shares at the time of exercise to determine how much compensation the Participant is entitled to receive in cash and/or Shares upon exercise of the Stock Appreciation Right, as determined by the Administrator in its sole discretion. The Exercise Price shall be determined by the Administrator in its sole discretion, provided however that the Exercise Price of a Stock Appreciation Right granted to a Named Executive of the Company shall be no less than 100% of the Fair Market Value per Share on the Grant Date if such Stock Appreciation Right is intended to qualify as performance-based compensation under Section 162(m) of the Code.

9.4  Exercise of Stock Appreciation Rights.
     -------------------------------------

          (a)  Vesting.  A Stock Appreciation Right granted hereunder shall be
               -------
exercisable at such times and under such conditions as determined by the Administrator and reflected in the Award Agreement (or other documentation provided by the Company), which may include vesting requirements including performance criteria with respect to the Company and/or the Holder or may provide that the Stock Appreciation Right is exercisable only if and when a Change of Control occurs. The Administrator shall have the discretion, after the grant of a Stock Appreciation Right, to adjust the vesting of a Stock Appreciation Right held by a Participant as a result in a change in the terms or conditions under which such person is providing services to the Company, or for any other reason. The Administrator shall have the discretion to determine whether and to what extent the vesting of Stock Appreciation Rights shall be tolled during any unpaid leave of absence; provided however that in the absence of such determination, vesting of Stock Appreciation Rights shall be tolled during any such leave. The Administrator may also determine, at the time of making an Award of Stock Appreciation Rights or thereafter, the circumstances under which the Award will become fully vested, including in the event of a Change of Control.

          (b)  Exercise Period; Termination of Continuous Service.  The
               --------------------------------------------------
Administrator shall establish and set forth in each Award Agreement the exercise period for such Stock Appreciation Right, including whether the Stock Appreciation Right will continue to be exercisable, and the terms and conditions of such exercise, if the Holder's Continuous Service is terminated, which provisions may be waived or modified by the Administrator at any time in the Administrator's sole discretion, provided that no Stock Appreciation Right shall be exercisable later than the expiration of the term of such Stock Appreciation Right as set forth in the Award Agreement. If not so established in the Award Agreement or later at the discretion of the Administrator pursuant to a written instrument, the Stock Appreciation Right will terminate on the date the Holder's Continuous Service is terminated.

          (c)  Expiration of Stock Appreciation Right.  To the extent the Holder
               --------------------------------------
of a Stock Appreciation Right was not entitled to exercise the Stock Appreciation Right at the date of termination of Continuous Service, or if the Stock Appreciation Right is not exercised by the Holder to the extent so entitled within the time permitted under the Award Agreement or otherwise by the Administrator, the Stock Appreciation Right shall terminate and the Shares underlying the unexercised portion of the Stock Appreciation Right shall revert to the Plan.

9.5  Payment of Compensation to Holder upon Exercise.  Upon exercise of a Stock
     -----------------------------------------------
Appreciation Right, the Holder shall be entitled to receive compensation in cash equal to the spread between the Exercise Price and the Fair Market Value of each Share subject to the Stock Appreciation Right with respect to which it is exercised, less applicable withholding taxes; provided, however, that in its sole discretion the Administrator may determine that the Participant shall receive all or a portion of such compensation in Shares with a Fair Market Value at the time of exercise equal to the cash compensation that would otherwise be paid to the Participant, less applicable withholding taxes. The Administrator may, in its sole discretion, reduce the amount of compensation to be paid to the Holder of a Stock Appreciation Right upon exercise of the Stock Appreciation Right by the amount of any indebtedness of such Holder to the Company.

9.6  Procedure for Exercise of Stock Appreciation Rights.  A Stock Appreciation
     ---------------------------------------------------
Right may be exercised by written notice to the Company in such form and manner as determined by the Administrator. Exercise of a Stock Appreciation Right shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for purposes of the Stock Appreciation Right, by the number of Shares as to which the Stock Appreciation Right is exercised.

9.7  Rights as a Shareholder.  A Holder of a Stock Appreciation Right shall have
     -----------------------
no right to vote or receive dividends or any other rights as a stockholder with respect to the Shares underlying the Stock Appreciation Right; provided however that in the event the Administrator determines that any compensation upon exercise of a Stock Appreciation Right shall be paid in Shares, upon the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares as the Administrator shall determine, the recipient of such Shares shall have the rights equivalent to those of a stockholder. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 13 of the Plan.

9.8  Creditors' Rights.  A Holder of a Stock Appreciation Right has no rights
     -----------------
other than those of a general creditor of the Company. Stock Appreciation Rights represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

9.9  Rule 16b-3.  Stock Appreciation Rights granted to Reporting Persons shall
     ----------
comply with Rule 16b-3, shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions, and shall contain such additional conditions or restrictions as may be required under Applicable Laws.

9.10 Buy-Out Provisions.  The Administrator may at any time offer to buy out
      ------------------
for a payment in cash or Shares a Stock Appreciation Right previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Holder at the time such offer is made.

                            SECTION 10. STOCK UNITS

10.1  Grant of Stock Units.  Stock Units may be granted either alone, in
      --------------------
addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. The terms and conditions of a Stock Unit shall be set forth in an Award Agreement between the Participant and the Company.

10.2  Vesting Conditions of Stock Unit Awards.  The Administrator shall
      ---------------------------------------
determine the terms and conditions of Stock Unit Awards, including vesting conditions based on the recipient's service, individual performance or the Company's performance or such other criteria as the Administrator may establish, or the Administrator may determine that no vesting conditions shall apply. The Administrator may also determine, at the time of making an Award or thereafter, the circumstances under which the Award will become fully vested, including in the event of a Change of Control.

10.3  Dividend Equivalents.  The Administrator may specify that a Holder of
      --------------------
Stock Units is entitled to receive dividend equivalents equal the to amount of cash dividends paid on the same number of Shares. Dividend equivalents may be converted into additional Stock Units, at the discretion of the Administrator. The Administrator will determine the time(s) at which dividend equivalents payable with respect to Stock Units, if any, are distributed and whether settlement is made in the form of cash, Shares or a combination of both. Prior to distribution, dividend equivalents will be subject to the same conditions and restrictions (including forfeiture conditions) as the Stock Units to which they attach.

10.4  Settlement of Stock Units.  Settlement of vested Stock Units will be made
      -------------------------
in cash, Shares or a combination of both, as determined by the Administrator before distribution begins. For this purpose, the Administrator may designate the method of converting the value of Stock Units to cash, including a method based upon the Fair Market Value of Shares over a series of trading days. Distribution shall be made in a lump sum or installments, less applicable withholding taxes, as determined by the Administrator, after all vesting conditions have been satisfied or have lapsed. The administrator may defer distribution, or it may permit the Holder to elect a deferred distribution. In either case, the Administrator may provide for interest or additional dividend equivalents to be credited on the deferred payment.

10.5  Death of Stock Units Award Holder.  Each Participant who receives an Award
      ---------------------------------
of Stock Units may, by filing the prescribed form with the Company, designate one or more beneficiaries to receive any settlement of Stock Units that becomes payable upon the Participant's death. If no designated beneficiary survives the participant, payment will be made to the Participant's estate. The Administrator shall determine the time and form of distributions to a Participant's beneficiary or estate.

10.6  Rights as a Shareholder.  Prior to settlement of Stock Units, a Holder of
      -----------------------
Stock Units shall have no voting rights or other privileges of a stockholder. In the event the Administrator determines that Stock Units shall be settled in Shares, the Holder shall have no voting rights or other privileges of a stockholder until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares as the Administrator shall determine shall be distributed in settlement of such Stock Units. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10.3 of the Plan.

10.7  Creditors' Rights.  A Holder of Stock Units has no rights other than those
      -----------------
of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Award Agreement.

10.8  Rule 16b-3.  Stock Units granted to Reporting Persons shall comply with
      ----------
Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions, and shall contain such additional conditions or restrictions as may be required under Applicable Laws.

                            SECTION 11. WITHHOLDING

11.1  General.  The Company may require the Holder to pay to the Company the
      -------
amount of any withholding taxes that the Company is required to withhold with respect to the grant, vesting or exercise of any Award. As a condition to the exercise of Awards granted hereunder, the Holder of such Award shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Award. Subject to Applicable Law, the Administrator, in its discretion, may permit the Holder to satisfy his or her tax withholding obligations by one or more of the following methods: (i) cash payment; (ii) payroll deduction out of the Participant's current compensation; (iii) withholding from the Shares to be issued upon the exercise of an Option or Stock Purchase Right or upon settlement of a Stock Unit, as described in Section 11.3 below; or (iv) surrender to the Company of Shares that (A) in the case of Shares previously acquired from the Company, have been owned by the participant for more than six (6) months on the date of surrender, and (B) have a Fair Market Value determined as of the applicable Tax Date equal to the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. The Company shall not be required to issue any Shares or make any payments under the Plan until such obligations are satisfied. The Company, in its sole discretion, may also deduct from any Award any other amounts due from the Holder to the Company or a Subsidiary.

11.2  Withholding for Employee Participants.  In the case of an Employee and in
      -------------------------------------
the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy applicable withholding obligations from the cash amount payable with respect to any Award, and otherwise from the next payroll payment otherwise payable after the date of an exercise of an Award.

11.3  Stock Withholding to Satisfy Withholding Tax Obligations.  This Section
      --------------------------------------------------------
11.3 shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security.

          (a) In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon the exercise of an Option or Stock Purchase Right, or upon settlement of a Stock Unit, as applicable, that number of Shares having a Fair Market Value determined on the applicable Tax Date equal to the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

          (b) At the discretion of the Administrator, a Participant may be permitted to elect to satisfy his or her tax withholding obligations arising in connection with an Option or a Stock Purchase Right, or in connection with a Stock Unit to be settled by distribution of Shares, by authorizing the Company to withhold from the Shares to be issued upon the exercise of an Option or Stock Purchase Right, or upon settlement of a Stock Unit, as applicable, that number of Shares having a Fair market Value determined on the applicable Tax Date equal to the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

          (c) Any election or deemed election by a participant to have Shares withheld to satisfy tax withholding obligations under this Section 11.3 shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election under Section 11.3(b) above must be made on or prior to the applicable Tax Date.

          (d) In the event an election to have Shares withheld is made by a participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the participant shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

11.4  Reporting Persons.  Any surrender by a Reporting Person of previously
      -----------------
owned Shares to satisfy tax withholding obligations arising upon exercise of an Award must comply with the applicable provisions of Rule 16b-3.

          SECTION 12. LOANS, INSTALLMENT PAYMENTS AND LOAN GUARANTEES

      To assist a Holder (including a Holder who is an Officer or Director, in acquiring Shares of Common Stock pursuant to an Award granted under the Plan, the Administrator, in its sole discretion, may authorize, either at the Grant Date or at any time before acquisition of the Common Stock pursuant to the Award, a (i) the extension of a loan to the Holder by the Company, (ii) the payment by the Holder of the purchase price, if any, of the Common Stock in installments, or (c) the guarantee by the Company of a loan obtained by the Holder from a third party. The terms of any loans, installment payments or loan guarantees may be granted with or without security. The maximum credit available is the purchase price, if any, of the Common Stock acquired, plus the maximum federal and state income and employment tax liability that may be incurred in connection with the acquisition. The amount of any promissory note delivered pursuant to this Section 12 in connection with a purchase of Common Stock under the Plan shall bear an interest rate specified by the Administrator but in no case less than the rate required to avoid imputation of interest as compensation (taking into consideration any exceptions to the imputed interest rules) for income tax purposes.

                            SECTION 13. ADJUSTMENTS

13.1  Changes in Capitalization; Protection Against Dilution.  Subject to any
      ------------------------------------------------------
required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award, the number of Shares set forth in
Section 5.2 above, as well as the Exercise Price for each outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

13.2  Dissolution or Liquidation.  In the event of the proposed dissolution or
      --------------------------
liquidation of the Company not constituting a Corporate Transaction, to the extent it has not been previously exercised or settled prior to the consummation of such dissolution or liquidation, an Award under the Plan will terminate immediately prior to the consummation of such proposed action.

13.3  Corporate Transactions; Change in Control.
      -----------------------------------------

          (a) In the event of a Corporate Transaction, including a Change in Control, the Administrator may, as to outstanding Awards, (i) provide that outstanding Awards, or certain types of Awards, shall be assumed or equivalent Awards shall be substituted by the successor corporation or a Parent or Subsidiary of such successor corporation (such entity, the "Successor
                                                            ---------
Corporation"), unless the Successor Corporation does not agree to such
-----------
assumption or substitution, in which case such Award shall terminate upon consummation of the transaction; (ii) provide upon notice to Holders that all Awards, or certain types of Awards, to the extent then exercisable or to be exercisable as a result of the Change of Control, must be exercised on or before a specified date after which the Awards shall terminate; and/or (iii) terminate all Awards, or certain types of Awards, in their entirety in exchange for a payment of cash, securities and/or other property equal to the excess of the Fair Market Value of the Shares with respect to which the Award is vested and exercisable immediately prior to the Corporate Transaction over the aggregate exercise price thereof. To facilitate the exercise of Awards that become exercisable as a result of the Change of Control, the Administrator may adopt procedures providing for the exercise of unvested Awards contingent on the consummation of such Change of Control. In addition, the Administrator may provide that any repurchase right in favor of the Company with respect to Shares purchased upon exercise of an Option or a Stock Purchase Right shall be assigned to the Successor Corporation, or if not so assigned, shall lapse in full upon the consummation of the Corporate Transaction.

          (b) For purposes of this Section 13.3, an Award shall be considered assumed, or substituted, without limitation, if, at the time of issuance of the stock or other consideration upon such Change in Control, the Holder of the assumed or substitute Award would be entitled to receive upon exercise of the Award the same number and kind of shares of stock or the same amount of property, cash or securities as such Holder would have been entitled to receive upon the occurrence of the transaction if the Holder had been, immediately prior to such transaction, the Holder of the number of Shares of Common Stock covered by the Award at such time (after giving effect to any adjustments in the number of Shares covered by the Award as provided for in this Section 13) and the terms of the assumed or substitute Award are otherwise substantially equivalent to the terms of the Award immediately prior to the transaction (including the acceleration of and deemed satisfaction of all vesting conditions of the Award); provided however that in the case of an Option, if such consideration received in the Change in Control was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the successor corporation or its Parent equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction. Whether or not an Award is to be assumed or substituted in connection with a Corporate Transaction shall be determined by the Company, with the determination of comparability made by the Administrator.

13.4  Certain Distributions.  In the event of any distribution to the Company's
      ---------------------
stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Award to reflect the effect of such distribution.

               SECTION 14: AMENDMENT AND TERMINATION OF THE PLAN
               -------------------------------------------------

14.1  Authority to Amend or Terminate.  The Board may at any time amend, alter,
      -------------------------------
suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment made pursuant to Section 13 above) shall be made that would impair the rights of any Holder under any outstanding grant, without his or her consent. Any change or adjustment to an outstanding incentive stock Option shall not, without the consent of the Holder, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. In addition, to the extent necessary and desirable to comply with the Applicable Laws the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

14.2  Effect of Amendment or Termination.  No amendment or termination of the
      ----------------------------------
Plan shall adversely affect Awards already granted, unless mutually agreed otherwise between the Holder of such Award and the Administrator, which agreement must be in writing and signed by the Holder and the Company.

                        SECTION 15. GENERAL PROVISIONS

15.1  Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant
      ----------------------------------
to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange.

15.2  Warranty of Holder.  As a condition to the exercise of an Award, the
      ------------------
Company may require the Holder to represent and warrant at the time of any such exercise that any Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by Applicable Law.

15.3  Reservation of Shares.  The Company, during the term of this Plan, will at
      ---------------------
all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.4  Stockholder Approval.  If required by the Applicable Laws, continuance of
      --------------------
the Plan shall be subject to approval by the stockholders of the Company within twelve months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under the Applicable Laws. All Awards issued under the Plan shall become void in the event such approval is not obtained.

15.5  Documents to Optionees.  At the time of issuance of any awards under the
      ----------------------
Plan, the Company shall provide to the recipient of such award a copy of the Plan and any agreement(s) pursuant to which awards granted under the Plan are issued.

15.6  Market Standoff.  In connection with the initial public offering of the
      ---------------
Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, a person shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares issued pursuant to an Award granted under the Plan (other than those included in the registration) without prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

15.7  Registration.  The Company shall be under no obligation to any Holder to
      ------------
register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any Shares, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for Shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with Applicable Laws. Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained. The Administrator may also require such other action or agreement by the Holder as may from time to time be necessary to comply with Applicable Laws.

15.8  Compliance with Applicable Laws.  Notwithstanding anything in the Plan to
      -------------------------------
the contrary, the board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Holders who are Reporting Persons without so restricting, limiting or condition the Plan with respect to other Holders.

15.9  Awards Granted to California Residents.  Options and Stock Purchase Rights
      --------------------------------------
granted under the Plan to persons resident in California shall be subject to the provisions set forth in Attachment A hereto. To the extent the provisions of
                        ------------
the Plan conflict with the provisions set forth on Attachment A, the provisions
                                                   ------------
on Attachment A shall govern the terms of such Options.
   ------------

Attachment A
        Provisions Applicable to Award Recipients Resident in California
        ----------------------------------------------------------------

     Until such time as any security of the Company becomes a Listed Security and if required by the Applicable Laws, the following additional terms shall apply to Options and Stock Purchase Rights, and Shares issued upon exercise of such awards, granted under the HomeGrocer.com, Inc. 1999 Stock Incentive Compensation Plan (the "Plan") to persons resident in California as of the Grant
                        ----
Date of any such award (each such person, a "California Recipient"):
                                             --------------------

     1. In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the Grant Date.

     2. In the case of Stock Purchase Rights, the purchase price applicable to such right shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer, or, in the case of a Ten Percent Holder, the price shall not be less than 100% of the Fair Market Value of the Shares as of the date of the offer.

     3. With respect to an Option or Stock Purchase Right issued to any California Recipient who is not an Officer, Director or Consultant, such Option or Stock Purchase Right shall become exercisable, or any repurchase option in favor of the Company shall lapse, at the rate of at least 20% per year over five years from the date the award is granted.

     4. (a) In the event of termination of a California Recipient's Continuous Service, such California Recipient shall have at least thirty (30) days after the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) to exercise such Option.

          (b) In the event of termination of a California Recipient's Continuous Service as an Employee or Consultant as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), such California Recipient may, but only within six (6) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such California Recipient fails to exercise an Option which is an Incentive Stock Option (within the meaning of Section 422 of the Code) within three months of the date of such termination, the Option will not qualify for Incentive Stock Option treatment under the Code.

     5. The Company shall provide financial statements at least annually to each California Recipient during the period such person has one or more Options or Stock Purchase Rights outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of awards under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.